497(d)

                                   FT245

                REIT Growth and Income Trust, 1998 Series
            Supplement to the Prospectus dated March 25, 1998

Notwithstanding anything to the contrary contained in the prospectus, the estimated net annual dividend distributions to Unit holders will be $.6150 per Unit for the first year of the Trust. The actual net annual dividend distributions per Unit will vary with changes in fees and expenses of the Trust, with changes in dividends received and with the sale or liquidation of Securities. Therefore, there is no assurance that the net annual dividend distributions will be realized in the future.

March 30, 1998